UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2025

Neurogene Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
535 W 24th Street, 5th Floor
New York, NY 10011
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 237-5020

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NGNE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
On October 9, 2025, Neurogene Inc. (the “Company”) issued a press release announcing the completion of discussions with the U.S. Food and Drug Administration (“FDA”) on the protocol for its anticipated registrational trial and the Company’s plans to dose a first participant in that registrational trial in the fourth quarter of 2025, as well as information from a presentation on preclinical data that provides further evidence that intracerebroventricular (ICV) administration is superior to intrathecal lumbar (IT-L) in reaching key brain regions underlying Rett syndrome. The preclinical data is being presented as a poster at the European Society of Gene  &  Cell Therapy  (ESGCT) Annual Congress in Seville, Spain. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Also on October 9, 2025, the Company posted an updated corporate presentation on its website. A copy of the corporate presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit 99.1 be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 9, 2025
99.2	Corporate Presentation (October 9, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROGENE INC.

Date: October 9, 2025	By:	/s/ Christine Mikail
Name: Christine Mikail
Title: President, Chief Financial Officer